UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FRANKLIN STREET PROPERTIES CORP.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 11, 2017. FRANKLIN STREET PROPERTIES CORP. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of FRANKLIN STREET PROPERTIES CORP. 401 EDGEWATER PLACE SUITE 200 WAKEFIELD, MA 01880 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E19681-P86446 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 3, 2017 Date: May 11, 2017Time: 11:00 a.m., Eastern Time Location: Four Points By Sheraton Wakefield Boston Hotel & Conference Center One Audubon Road Wakefield, MA 01880

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E19682-P86446 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENT2016 ANNUAL REPORT TO STOCKHOLDERS How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2017 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. To elect two Class III Directors, each to serve for a term expiring at the 2020 annual meeting of stockholders: Nominees: 01) George J. Carter 02) Georgia Murray The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. To approve, by non-binding vote, our executive compensation. 3. The Board of Directors recommends you vote 1 YEAR on the following proposal: 4. To recommend, by non-binding vote, the frequency of future executive compensation advisory votes. In their discretion, the named Proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournment thereof. E19683-P86446 Voting Items

E19684-P86446